UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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MOOG, Inc.

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MOOG INC., EAST AURORA, NEW YORK 14052

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, January 9, 2008, at 9:15 a.m., for the following purposes:

1.  To elect THREE directors of the Company, one of whom will be a Class A director elected by the holders of Class A shares to serve a three-year term expiring in 2011, and two of whom will be Class B directors elected by the holders of Class B shares to serve a three-year term expiring in 2011, or until the election and qualification of their successors.

2.  To consider and approve the Moog Inc. 2008 Stock Appreciation Rights Plan.

3.  To consider and ratify the selection of Ernst & Young LLP, independent registered certified public accountants, as auditors of the Company for the 2008 fiscal year.

4.  To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 28, 2007 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SHAREHOLDERS WHO WILL VOTE BY PROXY ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS AS DESCRIBED ON THE PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

John B. Drenning, Secretary

Dated:	East Aurora, New York
December 10, 2007

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL
PROPOSAL 1 — ELECTION OF DIRECTORS
2007 SUMMARY COMPENSATION TABLE
2007 GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END
2007 OPTION EXERCISES AND STOCK VESTED
EQUITY COMPENSATION PLAN INFORMATION
SUPPLEMENTAL RETIREMENT PLAN
2007 PENSION BENEFITS TABLE
2007 NON-QUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
PROPOSAL 2 — APPROVAL OF MOOG INC. 2008 STOCK APPRECIATION RIGHTS PLAN
AUDIT COMMITTEE REPORT
AUDIT FEES AND PRE-APPROVAL POLICY
PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSALS OF SHAREHOLDERS FOR 2009 ANNUAL MEETING
OTHER MATTERS
EXHIBIT A

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS OF

TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
ON JANUARY 9, 2008

This Proxy Statement is furnished to shareholders of record on November 28, 2007 by the Board of Directors of MOOG Inc. (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, January 9, 2008, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 10, 2007.

If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy will be deemed to confer authority to vote the shares represented by the proxy “FOR” Proposal 1, the election of directors, “FOR” Proposal 2, the approval of the Moog Inc. 2008 Stock Appreciation Rights Plan and “FOR” Proposal 3, the ratification of Ernst & Young LLP as independent auditors for the fiscal year 2008.

Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Any revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

GENERAL

The Board of Directors has fixed the close of business on November 28, 2007 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On November 28, 2007, the Company had outstanding and entitled to vote, a total of 38,354,552 shares of Class A common stock (“Class A shares”) and 4,556,186 shares of Class B common stock (“Class B shares”). Holders of a majority of each of the Class A and Class B shares issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

Holders of Class A shares are entitled to elect at least 25% of the Board of Directors, rounded up to the nearest whole number, so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining eight directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share, and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting.

The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The 2008 Stock Appreciation Rights Plan, ratification of the auditors and the other matters submitted to the meeting may be adopted by a majority of the Class A and Class B votes cast, a quorum of 19,177,277 Class A shares and 2,278,094 Class B shares being present.

In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the 2008 Stock Appreciation Rights Plan or the ratification of the selection of Ernst & Young LLP as auditors of the Company for the 2008 fiscal year. However, abstentions and broker non-votes will have the effect of a negative vote on the proposed 2008 Stock Appreciation Rights Plan, which requires the vote of a majority of the outstanding Class A and Class B shares present at the meeting voting as one class. Votes withheld in connection with the election of one or more nominees for director will not be counted and will have no effect.

CERTAIN BENEFICIAL OWNERS

Security Ownership

The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company as of November 28, 2007 are set forth below.

	Class A		Class B
	Common Stock		Common Stock (1)
	Amount and		Amount and
	Nature of		Nature of
	Beneficial	Percent	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	of Class	Ownership	of Class

Fidelity Management and Research	4,230,000	11.0	–0–	–0–
82 Devonshire Street
Boston, MA 02109
Earnest Partners	2,786,567	7.3	–0–	–0–
75 Fourteenth Street, Suite 2300 Atlanta, GA 30309
T. Rowe Price Associates (2)	2,767,930	7.2	–0–	–0–
100 East Pratt Street Baltimore, Maryland 21202
Barclays Global Investors LTD	2,134,829	5.6	–0–	–0–
45 Fremont Street San Francisco, CA 94105
Moog Inc. Savings and Stock Ownership Plan (3)	1,055,636	2.8	1,813,003	39.8
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
All directors and officers as a group (4)	984,470	2.6	247,073	5.4
(See Proposal 1 — “Election of Directors,” particularly footnotes 10 and 17 to the table beginning on page 5)
Moog Family Agreement as to Voting (5)	151,434	0.4	271,365	6.0
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
Moog Inc. Employee Retirement Plan (6)	149,022	0.4	1,001,034	22.0
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052
Moog Stock Employee Compensation Trust (7)	–0–	–0–	450,663	9.9
c/o Moog Inc. Jamison Rd. East Aurora, NY 14052

(1)	Class B shares are convertible into Class A shares on a share-for-share basis.

(2)	Based on Schedule 13G filed with the SEC on February 14, 2007, these securities are owned by various individual and institutional investors who own 2,767,930 shares, representing 7.2% of the shares outstanding, for whom T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser for with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	These shares are allocated to individual participants under the Plan and are voted by HSBC Bank USA, Buffalo, New York, the Trustee as of the record date, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Plan’s Investment Committee. As of September 29, 2007, 10,788 of the allocated Class A shares and 52,400 of the allocated Class B shares were allocated to accounts of officers and are included in the share totals in the table on page 4 for all directors and officers as a group.

(4)	See the table and related footnotes appearing on pages 5, 6, and 7 containing information concerning the shareholdings of directors and officers of the Company.

(5)	See “Moog Family Agreement as to Voting” for an explanation as to how the shares shown in the table as beneficially owned are voted. In addition to the shares listed, 105,047 Class A and 89,614 Class B shares owned by Richard A. Aubrecht which are included with “All directors and officers as a group” are also subject to the Moog Family Agreement as to Voting.

(6)	Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(7)	On December 3, 2003, the Board of Directors approved the establishment of the Moog Stock Employee Compensation Trust (“Moog SECT”). The purpose of the Moog SECT is to acquire Moog shares that become available for subsequent use in the Moog Inc. Savings and Stock Ownership Plan or other Moog Inc. employee benefit plans. The Trust will terminate on the earlier of (a) the date the Trust no longer holds any assets or (b) a date specified in a written notice given by the Board of Directors to the Trustee. During fiscal 2007, the Moog SECT purchased 14,108 Class B shares from, and sold 70,900 Class B shares to, the Moog Inc. Savings and Stock Ownership Plan.

The Trustee of the Moog SECT is G. Wayne Hawk, who resides at 380 Schultz Road, Elma, New York 14059. The Trustee’s powers and rights include, among others, the right to retain or sell SECT assets, borrow from the Company upon direction from an Administrative Committee and enter into related loan agreements, vote or give consent with respect to securities held by the Moog SECT in the Trustee’s sole discretion, employ accountants and advisors as may be reasonably necessary, to utilize a custodian to hold, but not manage or invest, assets held by the Moog SECT, and consult with legal counsel.

Moog Family Agreement as to Voting

The Moog Family Agreement as to Voting is an Agreement among certain relatives of the late Jane B. Moog and includes her son-in-law, Richard A. Aubrecht. The Agreement relates to 151,434 Class A shares and 271,365 Class B shares, owned of record or beneficially by members of the Moog family who are party to the Agreement, as well as 105,047 Class A shares and 89,614 Class B shares held by Richard A. Aubrecht, exclusive of currently exercisable options. Each party to the Agreement granted an irrevocable proxy covering that party’s shares of stock to a committee which is required to take all action necessary to cause all shares subject to the Agreement to be voted as may be determined by the vote of any four of its members. The Agreement contains restrictions on the ability of any party to remove shares of stock from the provisions of the Agreement, to transfer shares or to convert Class B shares to Class A shares. The Agreement continues in force until December 31, 2015, and is automatically renewed thereafter from year to year unless any party to the Agreement gives notice of election to terminate the Agreement.

Section 16 Beneficial Ownership Reporting Compliance

During fiscal year 2007, the executive officers and directors of the Company timely filed with the Securities and Exchange Commission the required reports regarding their beneficial ownership of Company securities.

PROPOSAL 1 — ELECTION OF DIRECTORS

One of the three classes of the Board of Directors of the Company is elected annually to serve a three-year term. Three directors are to be elected at the meeting, of which one is to be a Class A director elected by the holders of the outstanding Class A shares, and two of whom are to be Class B directors elected by the holders of the outstanding Class B shares. The Class A nominee and the Class B nominees will be elected to hold office until 2011, or until the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

Nominees, Directors and Named Executives

Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2008 Annual Meeting of Shareholders, and Named Executives, including their beneficial ownership of equity securities as of November 28, 2007, is set forth on the next page. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

All of the nominees have previously served as directors and have been elected as directors at prior annual meetings.

The Board of Directors recommends a vote FOR the election as Directors the Nominees listed below.

			Shares of Common Stock
		First		Percent		Percent
		Elected		of		of
	Age	Director	Class A	Class	Class B	Class

Nominees for Class B Director — Term Expiring in 2011
Joe C. Green (1)	66	1986	57,559	*	7,872	*
Raymond W. Boushie (2)	67	2004	6,300	*	–0–	*
Nominee for Class A Director — Term Expiring in 2011
Robert T. Brady (3)(4)	66	1984	180,437	*	74,756	1.6

Class B Directors — Continuing in Office
Term Expiring in 2009
Richard A. Aubrecht (5)(6)	63	1980	209,993	*	89,614	2.0
John D. Hendrick (7)	69	1994	24,315	*	3,375	*
Brian J. Lipke (8)	56	2003	6,300	*	–0–	*
Term Expiring in 2010
Kraig H. Kayser (9)(10)	47	1998	26,440	*	–0–	*
Robert H. Maskrey (11)	66	1998	86,246	*	53,534	1.2
Albert F. Myers (12)	61	1997	27,843	*	–0–	*

Class A Directors — Continuing in Office
Term Expiring in 2009
James L. Gray (13)	72	1999	27,758	*	–0–	*
Term Expiring in 2010
Robert R. Banta (14)	65	1991	10,799	*	1,161	*
Named Executives
Stephen A. Huckvale (15)	58	n/a	70,052	*	–0–	*
Warren C. Johnson (16)	48	n/a	69,604	*	–0–	*
All directors and officers as a group (twenty-two persons) (17)			984,470	2.6	247,073	5.4

*	Does not exceed one percent of the class.

(1)	Mr. Green began his career at the Company in 1966. In 1973, Mr. Green was named Vice President — Human Resources, and elected Executive Vice President and Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his B.S. from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany. Mr. Green’s beneficial ownership of Class A Common shares includes 40,475 shares related to options currently exercisable or which become exercisable within 60 days. Includes 4,900 Class A shares pledged as collateral to secure personal indebtedness.

(2)	Mr. Boushie retired in 2005 as President of Crane Co.’s Aerospace & Electronics segment, a position he held since 1999. Previously he was President of Crane’s Hydro-Aire operation. Mr. Boushie has a B.A. from Colgate University, an Associate Metallurgy degree from Reynolds Metals Co., and has completed graduate work at the University of Michigan and the Wharton School of Finance at the University of Pennsylvania. Mr. Boushie’s beneficial ownership of Class A Common shares includes 3,076 shares related to options currently exercisable or which become exercisable within 60 days.

(3)	Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984 and became President and CEO in 1988. In 1996, he was elected Chairman of the Board. Prior to joining Moog, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. from the Massachusetts Institute of Technology in 1962 and received his M.B.A. from Harvard Business School in 1966. Mr. Brady’s beneficial ownership of Class A Common shares includes 107,746 shares related to options currently exercisable or which become exercisable within 60 days. Includes 20,991 Class A and 16,542 Class B shares pledged as collateral to secure personal indebtedness.

(4)	Ann Brady, Mr. Brady’s spouse, owns 56,828 Class A shares and 25,747 Class B shares which are not included in the number reported.

(5)	Dr. Aubrecht began his career with the Company in 1969, working in various engineering capacities. After three years with American Hospital Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his B.S., M.S. and Ph.D. degrees. Dr. Aubrecht’s beneficial ownership of Class A Common shares includes 104,946 shares related to options currently exercisable or which become exercisable within 60 days.

(6)	Nancy Aubrecht, Dr. Aubrecht’s spouse, is the beneficial owner of 56,377 Class A shares which are not included in the number reported.

(7)	Mr. Hendrick retired in 2001 as Chairman and President of Okuma America Inc. Mr. Hendrick became President of Okuma in 1989. He received a B.S.M.E. from the University of Pittsburgh and a M.S. from Carnegie Mellon University. Mr. Hendrick’s beneficial ownership of Class A Common shares includes 6,300 shares related to options currently exercisable or which become exercisable within 60 days.

(8)	Mr. Lipke is the Chairman of the Board and Chief Executive Officer of Gibraltar Industries, Inc. headquartered in Buffalo, NY, with annual revenues of approximately $1.3 billion. Mr. Lipke started his career with Gibraltar in 1972 and became President in 1987 and Chairman of the Board in 1999. Mr. Lipke attended the SUNY College of Technology at Alfred and the University of Akron. Mr. Lipke’s beneficial ownership of Class A Common shares includes 6,300 shares related to options currently exercisable or which become exercisable within 60 days.

(9)	Mr. Kayser is President and Chief Executive Officer of Seneca Foods Corporation headquartered in Pittsford, NY, with annual revenues of over $1.0 billion. Prior to his promotion in 1993, Mr. Kayser was Seneca Food’s CFO. He received a B.A. from Hamilton College and an M.B.A. from Cornell University. Mr. Kayser’s beneficial ownership of Class A Common shares includes 26,103 shares related to options currently exercisable or which become exercisable within 60 days.

(10)	Does not include 151,500 Class A shares and 79,500 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 37,737 Class A shares owned by the Seneca Foods Foundation, of which Mr. Kayser is a director.

(11)	Mr. Maskrey joined the Company in 1964, retiring on October 1, 2005. He served in a variety of engineering capacities through 1981, when Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer, the position he held at retirement. Mr. Maskrey received his B.S. and M.S. in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Maskrey’s beneficial ownership of Class A Common shares includes 3,076 shares related to options currently exercisable or which become exercisable within 60 days.

(12)	Mr. Myers retired in 2006 as Corporate Vice President of Strategy and Technology for Northrop Grumman Corporation, headquartered in Los Angeles, CA, with annual revenues of over $30 billion. Formerly Vice President and Treasurer, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in Mechanical Engineering from the University of Idaho and a M.S. degree from the

Alfred P. Sloan School at the Massachusetts Institute of Technology. Mr. Myer’s beneficial ownership of Class A Common shares includes 27,843 shares related to options currently exercisable or which become exercisable within 60 days.

(13)	Mr. Gray retired in 1998 as Chairman and CEO of PrimeStar Partners, LP, a communications company. Previously Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his M.B.A. from the State University of New York at Buffalo. Mr. Gray’s beneficial ownership of Class A Common shares does not include, any shares related to options currently exercisable or which become exercisable within 60 days.

(14)	Mr. Banta has been with the Company since 1983 when he was appointed Vice President — Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his B.S. from Rutgers University and holds an M.B.A. from the Wharton School of Finance at the University of Pennsylvania. Mr. Banta’s beneficial ownership of Class A Common shares includes 4,498 shares related to options currently exercisable or which become exercisable within 60 days of the record date. Mr. Banta’s unexercisable options became fully exercisable on November 30, 2007, the date he retired from the Company.

(15)	Dr. Huckvale began his career with the Company in 1980. From 1980 to 1986, Dr. Huckvale served as Engineering Manager of Moog Controls Ltd. In 1986, Dr. Huckvale was named General Manager of the Pacific Group. In 1990, Dr. Huckvale was elected a Vice President of Moog, and in 1995, was named head of the Moog International Group. Prior to joining the Company, Dr. Huckvale worked for Plessy Hydraulics and the Atkins Research and Development Center. Dr. Huckvale received his Ph.D. in Mechanical Engineering from the University of Bath in England. Dr. Huckvale’s beneficial ownership of Class A Common shares includes 35,706 shares related to options currently exercisable or which become exercisable within 60 days.

(16)	Mr. Johnson joined the Company in 1983, and was named Chief Engineer of the Aircraft Controls Division in 1991. Mr. Johnson became General Manager of the Aircraft Group in 1999 and a Vice President in 2000. Mr. Johnson holds B.S. and M.S. degrees in Mechanical Engineering from The Ohio State University, and in 2004 completed a Sloan Fellows M.B.A. at the Massachusetts Institute of Technology. Mr. Johnson’s beneficial ownership of Class A Common shares includes 20,737 shares related to options currently exercisable or which become exercisable within 60 days.

(17)	Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the “Moog Family Agreement as to Voting” described on page 3. Includes 505,806 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company’s Savings and Stock Ownership Plan (the “SSOP”), the Employees’ Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees’ Retirement Plan and the Company have an option to purchase the shares being sold.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.

Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.moog.com by selecting Investors and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at (716) 687-4225 or by e-mail at InvestorRelations@Moog.com.

Business Ethics Code of Conduct

We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Business Ethics Code of Conduct is available on our website at www.moog.com by selecting Investors and then Corporate Governance. Stockholders may request a free printed copy of our Statement of Business Ethics from our investor relations department by contacting them by telephone at (716) 687-4225 or by e-mail at InvestorRelations@Moog.com.

Communications with Directors

The Board of Directors has provided a process by which shareholders or other interested parties can communicate with the Board of Directors or with the non-management directors as a group. All such questions or inquiries should be directed to the Secretary of the Company, John B. Drenning, c/o Hodgson Russ, LLP, The Guaranty Building, 140 Pearl Street, Suite 100, Buffalo, New York 14203. Mr. Drenning will review and communicate pertinent inquiries to the Board, or if requested, the non-management directors as a group.

Director Independence

Under the independence standards set forth at 303A.02(b) of the New York Stock Exchange Listed Company Manual, the Board of Directors has affirmatively determined that the Messrs. Raymond W. Boushie, James L. Gray, John D. Hendrick, Kraig H. Kayser, Brian J. Lipke, and Albert F. Myers are independent. Under these standards, the Board has also determined that all Board standing committees, other than the Executive Committee, are composed entirely of independent directors

Executive Sessions

The Company’s corporate governance guidelines provide that the non-management directors, which for the Company are all of the independent directors, meet without management at regularly scheduled executive sessions. Generally, these sessions take place prior to, or following, regularly scheduled Board meetings. Each executive session has a Presiding Director, who acts as chairperson for the executive session, with the role of Presiding Director rotating among the independent directors.

The Audit Committee meets with the Company’s independent auditors in regularly scheduled executive sessions, with the Audit Committee chairperson presiding over such sessions.

Board of Directors and Committee Meetings

From September 30, 2006 to September 29, 2007, the Board of Directors held four meetings. The following are the standing committees of the Board of Directors and the number of meetings each committee held during the last fiscal year:

	Number of
Committees	Meetings	Members

Audit	6	Messrs. Kayser, Boushie, Gray, Hendrick, and Myers
Executive	0	Messrs. Aubrecht, Banta, Brady, Green, and Maskrey
Executive Compensation	2	Messrs. Hendrick, Boushie, Gray, Lipke and Myers
Stock Option	1	Messrs. Myers, Boushie, Gray, Hendrick and Lipke
Nominating and Governance	2	Messrs. Gray, Boushie, Hendrick, Kayser, Lipke and Myers

For various reasons Board members may not be able to attend a Board meeting. All Board members are provided information related to each of the agenda items before each meeting, and, therefore, can provide counsel outside the confines of regularly scheduled meetings. It is the Company’s policy that, to the extent reasonably practicable, Board members are expected to attend shareholder meetings. All of the directors attended the 2007 annual shareholders meeting.

The Audit Committee oversees the integrity of the financial reporting process, the independent auditor and the internal audit function of the Company. The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the CEO’s compensation and makes recommendations on non-CEO executive compensation plans. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Nominating and Governance Committee evaluates and recommends candidates for the Board of Directors and oversees governance matters.

Certain Relationships and Related Transactions

Mr. Maskrey, a director for the Company, was also Executive Vice President and Chief Operating Officer until his retirement on October 1, 2005. Mr. Maskrey has a one-year renewable consulting services arrangement with the Company for a base amount of $6,815 monthly, subject to adjustment based upon the level of consulting services provided. The consulting services arrangement was reviewed and approved by the Executive Compensation Committee and the Board. Mr. Maskrey’s consulting services agreement was reviewed and approved by the Executive Compensation Committee and the Board on November 28, 2007.

The Audit Committee reviews, and makes recommendations to the Board of Directors with respect to, all related-party transactions and relationships involving a director, executive officer or beneficial holder of five percent or more of either class of the Company’s common stock and the Company. The Company has no separate related-party transaction policy; rather, various policy and procedures, including the Company’s Statement of Business Ethics and the annual directors’ and officers’ questionnaires, require disclosure of transactions or relationships that may constitute conflicts of interest or require disclosure or affect an independence determination under applicable SEC rules.

Other Directorships

Current directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

Name of Director	Company

Robert T. Brady	M&T Bank Corporation; Seneca Foods Corporation;
Astronics Corporation; National Fuel Gas Company
Raymond W. Boushie	Astronics Corporation
Kraig H. Kayser	Seneca Foods Corporation
Brian J. Lipke	Gibraltar Industries, Inc.

Website Access to Information

The Company’s internet address is www.moog.com. The Company has posted to the investor information portion of its website its Corporate Governance Guidelines, Board committee charters (including the charters of its Audit, Executive Compensation, and Nominating and Governance Committees) and Statement of Business Ethics. This information is available in print to any shareholder upon request. All requests for these documents should be made to the Company’s Manager of Investor Relations by calling (716) 687-4225.

Nominating and Governance Committee

The Nominating and Governance Committee is composed solely of independent directors. The Committee participates in the search for qualified directors. At a minimum, qualifications must include relevant experience in the operation of public companies, education and skills, and a high level of integrity. The candidate must be willing and available to serve and should represent the interests of all shareholders and not of any special interest group. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director and may also ask the candidate to meet with other directors and management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full board that candidate’s election. A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. In making a nomination, shareholders should take into consideration the criteria set forth above and in the Company’s Corporate Governance Guidelines. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is available on the Company’s website. The Committee met on November 28, 2007 and nominated Messrs. Green, Boushie, and Brady for election at the 2008 Annual Meeting.

Nominating and Governance Committee Members:	James L. Gray, Chair	Kraig H. Kayser
	Raymond W. Boushie	Brian J. Lipke
	John D. Hendrick	Albert F. Myers

Audit Committee

The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), critical accounting policies and practices used by the Company, the Company’s internal control over financial reporting, and the Company’s major financial risk exposures.

All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has determined all Audit Committee members as an Audit Committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held six meetings in fiscal year 2007, five of which were regularly-scheduled meetings and one of which was a special meeting held by telephone conference. The Audit Committee met separately with both the independent auditors and the Company’s internal auditors at all regularly-scheduled meetings and periodically met separately with management.

Audit Committee Members:	Kraig H. Kayser, Chair	John D. Hendrick
	Raymond W. Boushie	Albert F. Myers
James L. Gray

Stock Option Committee

The Stock Option Committee is responsible for approving stock option awards to executive officers and key employees. The Stock Option Committee reviews management recommendations regarding awards to both executive officers and key employees, evaluating such potential awards in relation to overall compensation levels. The Stock Option Committee also reviews such awards with consideration for the potential dilution to shareholders, and limits stock option awards such that the potential dilutive effect is within normally accepted practice. With regard to option grants to Directors, such grants are approved by the full Board of Directors.

Stock Option Committee Members:	Albert F. Myers, Chair	John D. Hendrick
	Raymond W. Boushie	Brian J. Lipke
James L. Gray

Executive Compensation Committee

The Executive Compensation Committee is responsible for discharging the Board of Directors’ duties relating to executive compensation. The Committee makes all decisions regarding the compensation of the executive officers. In addition, the Committee is responsible for reviewing the Company’s compensation, benefit and personnel policies, programs and plans. The Committee reviews both short-term and long-term corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. The Committee also reviews and recommends to the Board incentive-compensation plans that are subject to the Board’s approval. All of the Compensation Committee members meet the independence requirements of the New York Stock Exchange. The Board of Directors has adopted a written charter for the Executive Compensation Committee. A copy of the charter is available on the Company’s website. The Committee held two meetings in fiscal year 2007.

During the last fiscal year, the Compensation Committee retained Hay Group, an independent professional compensation consulting firm, to provide assistance and guidance to the Committee. The Committee approved the services to be provided by Hay Group and the fees to be paid for those services for the fiscal year. On a regular basis, Hay Group advised the Compensation Committee, attended committee meetings and met in executive session with the Committee. In addition, Hay Group provided market analyses for evaluating the components of Moog’s executive compensation program in light of current industry trends and individual executive officer compensation levels based on Moog’s compensation peer group. Hay Group specifically made recommendations regarding the compensation level of our CEO. Moog’s Chief Executive Officer makes recommendations to the Committee regarding the compensation levels of other executive officers. Moog retains Hay Group for compensation consultation services, which are provided independently of the services to the Executive Compensation Committee.

Additional information regarding the Committee’s processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading “Compensation Discussion and Analysis.”

Executive Compensation Committee Members:	John D. Hendrick, Chair	Brian J. Lipke
	Raymond W. Boushie	Albert F. Myers
James L. Gray

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever served as an officer of Moog or has any relationships with Moog requiring disclosure under any paragraph of item 404 of Regulation S-K. Since the beginning of the last fiscal year, no executive officer of Moog has served on the compensation committee or board of any company that employs a director of Moog.

COMPENSATION OF DIRECTORS

Non-employee directors are paid $5,000 per quarter and reimbursed for expenses incurred in attending Board and Committee meetings. The aggregate remuneration, excluding out-of-pocket expenses, for all non-management directors was $140,000 for the fiscal year ended September 29, 2007.

The Company’s 1998 and 2003 Stock Option Plans provide that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2007, Messrs. Boushie, Hendrick, Kayser, Gray, Lipke, Maskrey and Myers each were granted options to purchase 1,538 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant.

2007 DIRECTOR COMPENSATION

	Fees Earned or	Option	All Other
Name	Paid in Cash	Awards (1)	Compensation	Total

Raymond W. Boushie	$20,000	$20,540	—	$40,540
James L. Gray	$20,000	$22,494	—	$42,494
John D. Hendrick	$20,000	$22,494	—	$42,494
Kraig H. Kayser	$20,000	$22,494	—	$42,494
Brian J. Lipke	$20,000	$19,677	—	$39,677
Robert H. Maskrey	$20,000	$13,780	—	$33,780
Albert F. Myers	$20,000	$22,494	—	$42,494

(1)	This column shows the dollar amounts recognized in Moog’s fiscal year 2007 financial statements for reporting purposes in accordance with SFAS 123(R). The amounts granted in fiscal year 2007 and in prior years represent the compensation costs of stock awards. The amounts do not reflect the actual amounts that may be realized by directors. A discussion of the assumptions used in calculating these values may be found in Note 12 to the audited financial statements in Moog’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007.

Expense Reimbursement

Non-employee directors are reimbursed for travel and other expenses in the performance of their duties.

Indemnification Agreements

Moog has indemnification agreements with our directors. These agreements provide that directors are covered under our directors and officers liability insurance, indemnify directors to the extent permitted by law and advance to directors funds to cover expenses subject to reimbursement if it is later determined indemnification is not permitted.

Deferred Compensation Plan

This plan allows non-employee directors to defer all of part of the director’s cash fees. Directors deferring cash fees must make elections to defer fees for a calendar year by the end of the preceding calendar year, with new directors having 30 days to make such an election. Directors deferring cash fees accrue interest monthly at the average of the six month Treasury bill rate. Currently, five directors participate in this plan. The following table shows the amounts deferred for fiscal year 2007.

	2007 Fees	Payment of Deferred
Name	Percent Deferred	Fees from Prior Years

Raymond W. Boushie	0%	$64,024
James L. Gray	100%	$—
John D. Hendrick	100%	$91,380
Kraig H. Kayser	100%	$—
Brian J. Lipke	100%	$—
Robert H. Maskrey	0%	$—
Albert F. Myers	100%	$—

The following table shows the number of options of Class A shares granted to each non-employee director during the fiscal year ended September 29, 2007 and the full grant date fair value of each award under SFAS 123(R). Generally, the full grant date fair value is the amount the Company expenses in its financial statements over the awards’ vesting period. Assumptions made in the calculations of these amounts may be found in Note 12 to the audited financial statements in Moog’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007.

		Number of Shares	Grant Date Fair
	Grant	Under Option	Value of Stock
Name	Date	Grant	Award

Raymond W. Boushie	11/28/2006	1,538	$13,780
James L. Gray	11/28/2006	1,538	$13,780
John D. Hendrick	11/28/2006	1,538	$13,780
Kraig H. Kayser	11/28/2006	1,538	$13,780
Brian J. Lipke	11/28/2006	1,538	$13,780
Robert H. Maskrey	11/28/2006	1,538	$13,780
Albert F. Myers	11/28/2006	1,538	$13,780

The aggregate number of options on Moog Class A common stock held by each non-employee director as of September 29, 2007 was as follows:

Options on Moog
Name	Class A Shares

Raymond W. Boushie	3,076
James L. Gray	18,646
John D. Hendrick	6,300
Kraig H. Kayser	26,103
Brian J. Lipke	6,300
Robert H. Maskrey	3,076
Albert F. Myers	27,843

COMPENSATION DISCUSSION AND ANALYSIS

Objectives of the Company’s Compensation Program

The objectives of the Company’s executive compensation program are to:

(1) Provide a compensation package that will attract, retain, motivate, and reward superior executives who must operate in a highly competitive and technologically challenging environment.

(2) Relate annual changes in executive compensation to overall Company performance, as well as each individual’s contribution to the results achieved. The emphasis on overall Company performance is intended to align the executives’ financial interests with increased shareholder value.

(3) Achieve fairness in total compensation with reference to external comparisons, internal comparisons and the relationship between management and non-management remuneration.

The Company’s executive compensation program is designed to balance competing interests. On the one hand, we recognize that near-term shareholder value can be created by the achievement of near-term results. Recognizing this reality, annual salary increases and cash bonuses are tied to annual EPS performance. On the other hand, the Company’s business, particularly in aerospace and defense, requires that executives make decisions and commitments whose benefits, in financial terms, take years to develop. Our executive stock option program is intended to reward long-term success and to align our executives’ financial interests with those of long-term shareholders.

Looking across the spectrum of U.S. public companies, it’s evident there are a variety of approaches to executive compensation, each of which can be successful under the right set of circumstances. Our Company has used our current approach since Mr. Brady became Chief Executive Officer in 1988. Restructuring charges detracted from the Company’s financial performance in the early 1990’s. However, since 1995 the Company has consistently increased earnings per share and in 12 of the last 13 years the Company has achieved year-over-year earnings per share increases of 10% or more. Since 1997, compound annual growth in earnings per share has been approximately 15%. In turn, our Class A share price has increased from $2.30 at the beginning of fiscal 1995 to $43.94 by the end of fiscal 2007. The Company believes the effectiveness of its relatively simple, straightforward approach to executive compensation has been evidenced by this superior performance record, and, in turn, the superior performance of our stock.

Elements of the Executive Compensation Program

Salaries

The Company uses the Hay Job Evaluation System for all professional employees, including its named executive officers. The Hay methodology is an analytical, factor-based scheme that measures the relative size of jobs in the form of points within an organization. Base salaries are determined on an annual basis with reference to salary range data provided by the Hay Group.

Management Profit Share

The Company’s senior leadership, both managerial and technical, numbers about 300 persons. This entire group participates in a discretionary profit sharing program in which the payout each year is a function of the year-over-year growth rate in the Company’s earnings per share.

The Company uses this single metric to underscore the importance of collaboration at all levels of leadership. The Company supplies products to a diverse array of customers in a variety of markets. The common thread is the technology used in high-performance motion control and fluid flow systems and our key technical resources are transportable from one segment to another in response to fluctuating customer demands. Having our senior leadership focus on “what’s good for the Company” has been an important factor in the Company’s consistent performance.

Stock Options

Over the Company’s history, stock option awards have been a consistent element of executive compensation. The 1998 plan covers the award of options on 2,025,000 shares of Class A common stock and will terminate in December 2007. The 2003 plan covers an additional 1,350,000 Class A shares which will terminate in 2012. In the interest of maintaining alignment between management and shareholders interests, the 2003 plan imposes a three-year holding period on option shares unless previously owned stock is used in payment of the option exercise price. All stock option awards are priced at the market-closing price on the day the Stock Option Committee approves the option awards.

Stock options issued to executive officers are intended to be incentive stock options (ISO’s), and those issued to Directors, as non-employees, are non-qualified stock options. Stock options issued to executive officers and directors cannot be exercised until at least one year after the option grant. Each executive officer option grant contains a vesting schedule, with the vesting schedule constructed to maintain the treatment of the options as ISO’s. However, in certain cases options granted to executive officers will be treated as non-qualified due to IRS limitations. Stock options issued to Directors do not have a vesting schedule and can be exercised at any time starting one year after the option grant.

Stock options are generally granted once a year, typically at the Fall Board meeting. The options are priced at the New York Stock Exchange closing price on the day the Board approves the option grants. It is Company policy not to re-price option grants.

Retirement Programs

Our U.S. based named executive officers participate in a defined benefit retirement plan covering Moog’s U.S. based employees, with Dr. Huckvale participating in a similar plan for our U.K. employees. The Company believes that a key element in attracting and retaining employees at all levels of the organization includes a retirement plan. The Company has long provided a defined benefit plan, and new U.S. employees hired after January 1, 2008 will be covered under a defined contribution plan. The benefit accrual available to U.S. based executive officers under the qualified defined benefit plan is limited to $220,000 in base compensation. The Company maintains a Supplemental Executive Retirement Plan (“SERP”) for its executive officers to bridge the gap between legally mandated limits on qualified pension plan benefits and the retirement benefits offered at comparable public companies. While the Company formally funds the qualified defined benefit plan, the SERP is not formally funded. However, the Company has set aside funds in a Rabbi Trust, with the intention that these funds may be available to meet the Company’s SERP obligations.

The value of pension benefits for each named executive officer can be found in the table on page 24.

Medical Coverage

Our executive officers participate in the same health insurance programs available to all employees. In addition, our executive officers have coverage under an enhanced medical insurance policy that covers all unpaid healthcare expenses up to a limit of $25,000 per year. This enhanced coverage plan was established many years ago in accordance with then industry practice for senior executives. We believe that conforming in this way to industry standards is an aid in executive retention.

Vacation, Disability and Group Life Insurance

Named executive officers participate in the same vacation, disability and life insurance programs as all other Moog employees. Life insurance coverage for employees is based upon a multiple of salary, with the multiple for named executive officers’ generally two times annual salary.

Our vacation plan provides an annual basic benefit of three weeks once an employee has reached five years of service. In addition, our plan has a unique feature. Beginning on the tenth anniversary of employment, in addition to the standard three weeks vacation, each employee is awarded an additional seven weeks of vacation. This award occurs again every five years. This plan was created by our founder, Bill Moog, with the idea that every few years each employee might have the opportunity for a brief sabbatical. This feature serves to attract and retain key talent. The unused vacation accumulates annually. Under certain circumstances, such as when employees have a significant personal need such as major home repairs, high medical costs, college tuition bills for their children, among others, employees can exchange unused vacation for cash to meet their personal obligations. The payment of cash in lieu of vacation is subject to management approval, with the employee needing to demonstrate financial need. As a practical matter, many long-term employees retire with a substantial amount of unused vacation which is then paid in cash.

Termination Benefits

Named executive officers and other members of executive management are provided Termination Benefit Agreements that are triggered under certain circumstances, including a change in control. Under these Agreements, executive officers receive salary continuance for up to three years based upon length of service, management profit share on a prorated basis in the year of termination, medical coverage, life and disability benefits and club dues for one year. Change in control agreements are designed to retain executives and provide continuity of management in the event of a potential change in control. The Company feels that these severance and change in control benefits are required to attract and retain executive talent in a marketplace where such benefits are commonly offered. Further information can be found in the Potential Payments Upon Termination or Change in Control section on pages 26-28.

Other Benefits

The Company reimburses fees for membership in certain private clubs so that the company’s executives have these facilities available for entertaining customers, conducting Company business and fulfilling community responsibilities.

THE PROCESS FOR DETERMINATION OF COMPENSATION

The Executive Compensation Committee of the Board is composed solely of independent, non-employee Directors. The Committee meets in executive session to determine CEO compensation, and has final approval on all elements of key executive compensation including salaries, profit sharing, and other benefit programs.

Each year the Committee is provided with salary ranges for each of the executive officers. The ranges are developed using the Hay Group survey data based on job evaluation points. In 2006, Hay Group provided the Committee with a comparative market review of executive compensation including base salaries, short-term and long-term incentives. The Hay Group made comparisons to two groups of companies. The first was their entire data base of industrial companies. The second comparison was a group of fifteen companies whose businesses are similar to Moog’s and whose revenues are reasonably comparable. This group consisted of Rockwell Collins, Alliant Techsystems, DRS Technologies, Curtiss- Wright, BE Aerospace, Esterline, the Triumph Group, Woodward Governor, Hexcel, Kaman, EDO Corp., Orbital Sciences, Aeroflex, Aviall, and Engineered Support Systems. An additional output of that study was a proposal for a new long-term equity incentive plan which is described starting on page 29. During fiscal 2007, the Committee engaged the Hay Group to do a thorough review of all executive compensation including benefit programs. Once again, the Hay Group will reference their entire data base and also the same group of fifteen peer companies except that Aviall and Engineered Support Systems are replaced with Teledyne and AAR Corp.

The process for setting annual salaries is one wherein the CEO makes recommendations and the Committee approves or adjusts those recommendations for a final determination. As part of this process, the CEO prepares a performance appraisal for each executive officer which is reviewed in some detail by the Committee. These performance appraisals take into consideration: 1) the outcomes achieved by the unit or function for which the officer is responsible, 2) the conduct and contribution of the officer in achieving those results, 3) the support provided by the officer and the organization he manages in achieving overall Company results, and 4) the officer’s achievements in developing organizational strength for the future. In addition to the review of each officer’s performance appraisal, the CEO and the Committee review the relationship of the officer’s salary to the Hay salary range data provided for each officer position. The Committee generally expects that a new officer with limited experience will be in the lower quartile of the survey. As the officer’s capabilities develop and achievements accumulate, the Committee generally expects the officer will move through the midpoint of the survey range and ultimately be positioned in the upper quartiles. When appropriate, the Committee will make adjustments to achieve this positioning. The Committee is mindful of the IRS limitation on deductibility of compensation over $1 million, and only Mr. Brady’s compensation for 2007 has exceeded the IRS limitation.

As mentioned earlier, the named executive officers of the Company participate in a Management Profit Sharing Program along with other senior management of the Company. We believe that in order to be effective, incentive bonus plans should be simple and transparent. In line with this thinking, the payout under the Management Profit Share Plan is strictly a function of the annual percentage growth in the Company’s earnings per share. Named executive officers, including the CEO, receive an annual award which is, as a percentage of salary, 1.33 times that year’s percentage growth in earnings per share. The Executive Compensation Committee has the prerogative to alter the amounts awarded, but the Committee has not exercised that prerogative in recent years. The Company does offer the opportunity to defer profit share payments, but in recent years only one of the named executive officers chose to defer one year of profit share. On any amounts deferred, the officer receives a return equivalent to a six month treasury bill, with interest accruing monthly.

THE PROCESS FOR DETERMINING STOCK OPTION AWARDS

The Stock Option Committee of the Board is composed solely of independent non-employee directors. Currently this Committee has the same membership as the Executive Compensation Committee, although the chairpersons are different. The Company believes that stock ownership on the part of executive officers serves to align the leadership of the Company with the interest of shareholders, and that a stock option plan is an attractive and effective way for the officers to accumulate a stock ownership position. The Committee does not use a formulaic approach, but in years when performance is considered adequate, the Committee invites the CEO to make recommendations for stock option awards. These recommendations are either approved or adjusted by the Committee. With regard to the CEO, stock option awards are determined by the Stock Option Committee. The Committee has always been mindful of the relationship between the number of options awarded and the shares outstanding. Currently, the Company’s outstanding unexercised options divided by total outstanding shares is 4.4%. In each of the last three fiscal years, we have awarded options on 27,000 shares for the CEO and 20,250 shares for each of the executive officers. During fiscal year 2007, the total of options awarded to all Officers and Directors was 260,516 shares or 0.6% of shares outstanding.

The Committee has proposed to the Board and the Board is proposing to the shareholders a new plan which would authorize the award of stock-settled stock appreciation rights instead of incentive stock options or nonqualified stock options. This plan would allow for the inclusion of a larger group of awardees and make more efficient use of the shares involved. See Proposal 2 starting on page 29 regarding the 2008 Stock Appreciation Rights Plan.

THE PROCESS FOR CHANGING OTHER EXECUTIVE BENEFITS

Any changes in benefit plans which include and affect executive officers are presented to the Compensation Committee for review and approval and presentation to the entire Board.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee of the Board of Directors has reviewed and discussed with Moog’s management the above Compensation Discussion and Analysis. Based on this review and these discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

John D. Hendrick, Chair	Brian J. Lipke
Raymond W. Boushie	Albert F. Myers
James L. Gray

2007 SUMMARY COMPENSATION TABLE

					Change
					in Pension
					Value and
				Non-Equity	Non-Qualified
				Incentive	Deferred
			Option	Plan	Compensation	All Other
		Salary	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year (1)	($) (2)	($) (3)	($) (4)	($) (5)	($) (6)	($)

Robert T. Brady	2007	$853,689	$358,613	$216,057	$250,859	$52,440	$1,731,658
Chairman of the Board, President, Chief Executive Officer
Robert R. Banta	2007	$521,009	$274,394	$131,883	$311,203	$48,943	$1,287,432
Executive Vice President, Chief Financial Officer
Joe C. Green	2007	$575,505	$273,795	$145,619	$105,873	$51,628	$1,152,420
Executive Vice President, Chief Administrative Officer
Stephen A. Huckvale	2007	$524,686	$268,601	$132,783	$548,059	$29,102	$1,503,231
Vice President Industrial Group
Warren C. Johnson	2007	$433,257	$208,984	$109,153	$135,243	$56,725	$943,362
Vice President Aircraft Group

(1)	The year reported is Moog’s fiscal year ended September 29, 2007.

(2)	Includes amounts, if any, deferred at the direction of the executive officer pursuant to Moog’s 401(k) Plan.

(3)	This column shows the dollar amounts recognized in Moog’s fiscal year 2007 financial statements for reporting purposes in accordance with SFAS 123(R). The amounts represent the compensation costs of outstanding stock options, which were granted in 2007 and prior fiscal years. The amounts do not reflect the actual amounts that may be realized by the executive officers. A discussion of the assumptions used in calculating these values may be found in Note 12 to the audited financial statements in Moog’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007.

(4)	These amounts represent payment of Management Profit Sharing compensation for the fiscal year ended September 29, 2007. The December 2007 Management Profit Sharing payments are described in the Compensation Discussion and Analysis in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer or pursuant to Moog’s 401 (k) Plan.

(5)	The amounts in this column represent the aggregate change in the actuarial present value of the officer’s accumulated retirement benefits under the Moog Inc. Employees Retirement Plan and the Moog Inc. Supplemental Executive Retirement Plan. See the Pension Benefits table on page 24 for additional information.

(6)	The table on the next page shows the components of this column, which include perquisites, life insurance premiums paid by the Company for the benefit of the executive officer, and Company matching contributions to Moog’s defined contribution plans. The amounts represent the amount paid by, or the incremental cost to, the Company.

			Medical
			And Dental/
		Group Life	Executive	Disability
		Insurance	Health	Insurance	Other	401 (k)
Name	Year	Premium	Premiums	Premium	Perquisites (1)	Plan Match

Robert T. Brady	2007	$15,187	$14,329	$11,361	$11,563	$—
Robert R. Banta	2007	$13,421	$14,329	$6,933	$14,260	$—
Joe C. Green	2007	$15,187	$14,329	$7,659	$9,875	$4,578
Stephen A. Huckvale	2007	$874	$1,488	$5,587	$21,153	$—
Warren C. Johnson	2007	$1,524	$17,938	$5,739	$31,524	$—

(1)	“Other” perquisites consist of club dues, auto expenses and business-related spousal travel/expenses.

2007 GRANTS OF PLAN-BASED AWARDS

The following table summarizes the grants of equity awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended September 29, 2007.

		All Option
		Awards:
		Number of	Exercise	Grant Date
		Securities	Price of	Fair Value
	Grant	Underlying	Option	of Option
Name	Date (1)	Options (#)	Awards (2)	Awards (3)

Robert T. Brady	11/28/2006	27,000	$36.67	$241,920
Robert R. Banta	11/28/2006	20,250	$36.67	$181,440
Joe C. Green	11/28/2006	20,250	$36.67	$181,440
Stephen A. Huckvale	11/28/2006	20,250	$36.67	$181,440
Warren C. Johnson	11/28/2006	20,250	$36.67	$312,053

(1)	The grant date is the date the Stock Option Committee of the Board of Directors meets to approve the awards.

(2)	The amounts shown for stock options represent the number of stock options granted to each officer during fiscal year 2007. Only Class A stock options were granted. The stock options vest in three years. The exercise price per share is the closing price of Moog Class A stock on the date of grant. The options expire ten years after the date of grant.

(3)	This column shows the full grant date fair value of the equity awards under SFAS 123(R). Generally, the full grant date fair value is the amount the Company could expense in its financial statements over the awards’ performance period assuming performance at target. Assumptions made in the calculations of these amounts may be found in Note 12 to the audited financial statements in Moog’s Annual Report on Form 10-K for the fiscal year ended September 29, 2007.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
	Grant	Options -	Options -	Exercise	Expiration
Name	Date (1)	Exercisable (3)	Unexercisable	Price ($)	Date

Robert T. Brady	2/11/1998	27,000		$10.03	2/11/2008
	11/17/1998	23,625		$8.63	11/17/2008
	5/13/1999	3,375		$9.19	5/13/2009
	11/10/1999	27,000		$7.07	11/10/2009
	11/29/2000	13,578	13,422	$7.59	11/29/2010
	11/28/2001		27,000	$8.82	11/28/2011
	11/26/2002		27,000	$12.53	11/26/2012
	12/02/2003		27,000	$19.74	12/02/2013
	11/30/2004		27,000	$28.01	11/30/2014
	11/29/2005		27,000	$28.94	11/29/2015
	11/28/2006		27,000	$36.67	11/28/2016
Robert R. Banta (2)	11/28/2001		5,724	$8.82	11/28/2011
	11/26/2002		20,250	$12.53	11/26/2012
	12/02/2003		20,250	$19.74	12/02/2013
	11/30/2004		20,250	$28.01	11/30/2014
	11/29/2005		20,250	$28.94	11/29/2015
	11/28/2006		20,250	$36.67	11/28/2016
Joe C. Green	11/29/2000	18,285		$7.59	11/29/2010
	11/28/2001	11,672	8,578	$8.82	11/28/2011
	11/26/2002		20,250	$12.53	11/26/2012
	12/02/2003		20,250	$19.74	12/02/2013
	11/30/2004		20,250	$28.01	11/30/2014
	11/29/2005		20,250	$28.94	11/29/2015
	11/28/2006		20,250	$36.67	11/28/2016
Stephen A. Huckvale	11/10/1999	20,250		$7.07	11/10/2009
	11/29/2000	2,288	17,962	$7.59	11/29/2010
	11/28/2001		20,250	$8.82	11/28/2011
	11/26/2002		20,250	$12.53	11/26/2012
	12/02/2003		20,250	$19.74	12/02/2013
	11/30/2004		20,250	$28.01	11/30/2014
	11/29/2005		20,250	$28.94	11/29/2015
	11/28/2006		20,250	$36.67	11/28/2016
Warren C. Johnson	11/28/2001	4,605		$8.82	11/28/2011
	11/26/2002	8,154	12,096	$12.53	11/26/2012
	12/02/2003		20,250	$19.74	12/02/2013
	11/30/2004		20,250	$28.01	11/30/2014
	11/29/2005		20,250	$28.94	11/29/2015
	11/28/2006		20,250	$36.67	11/28/2016

(1)	Stock options are generally granted at the Board Meeting held in late November or early December. The option price is the closing price on the date the Board of Directors approves the stock option awards. Stock option awards are not re-priced or granted retroactively.

(2)	Mr. Banta’s unexercisable options became fully exercisable on November 30, 2007, the date Mr. Banta retired from the Company.

(3)	Stock options are not exercisable until the first anniversary of the grant date, and vest at varying intervals as follows:

Name	Grant Date	Options Held	Vesting Schedule

Robert T. Brady	2/11/1998	27,000	9,966 on 2/11/1999, 9,966 on 2/11/2000 and 7,068 on 2/11/2001
	11/17/1998	23,625	3,367 on 11/17/2001, 11,583 on 11/17/2002 and 8,675 on 11/17/2003
	5/13/1999	3,375	2,733 on 5/13/2003 and 642 on 5/13/2004
	11/10/1999	27,000	13,303 on 11/10/2004 and 13,697 on 11/10/2005
	11/29/2000	27,000	410 on 11/29/2005, 13,168 on 11/29/2006, 13,168 on 11/29/2007 and 254 on 11/29/2008
	11/28/2001	27,000	11,119 on 11/28/2008, 11,337 on 11/28/2009 and 4,544 on 11/28/2010
	11/26/2002	27,000	100% on 11/26/2010
	12/02/2003	27,000	100% on 12/30/2010
	11/30/2004	27,000	100% on 12/30/2010
	11/29/2005	27,000	100% on 12/30/2010
	11/28/2006	27,000	100% on 11/28/2009
Robert R. Banta (2)	11/28/2001	5,724	100% on 11/28/2007
(See note 2 previous page)	11/26/2002	20,250	3,949 on 11/26/2007, 7,979 on 11/26/2008, 7,979 on 11/26/2009 and 343 on 11/26/2010
	12/02/2003	20,250	4,848 on 12/02/2010, 5,065 on 12/02/2011 and 10,337 on 3/11/2012
	11/30/2004	20,250	100% on 3/11/2012
	11/29/2005	20,250	100% on 3/11/2012
	11/28/2006	20,250	100% on 11/28/2009
Joe C. Green	11/29/2000	18,285	5,510 on 11/29/2004 and 12,775 on 11/29/2005
	11/28/2001	20,250	339 on 11/28/2005, 11,333 on 11/28/2006 and 8,578 on 11/28/2007
	11/26/2002	20,250	1,940 on 11/26/2007, 7,979 on 11/26/2008, 7,979 on 11/26/2009 and 2,352 on 11/26/2010
	12/02/2003	20,250	3,572 on 12/02/2010 and 16,678 on 3/02/2011
	11/30/2004	20,250	100% on 3/02/2011
	11/29/2005	20,250	100% on 3/02/2011
	11/28/2006	20,250	100% on 11/28/2009
Stephen A. Huckvale	11/10/1999	20,250	8,570 on 11/10/2005 and 11,680 on 11/10/2006
	11/29/2000	20,250	2,288 on 11/29/2006, 13,168 on 11/29/2007 and 4,794 on 11/29/2008
	11/28/2001	20,250	7,211 on 11/28/2006, 11,337 on 11/28/2009 and 1,702 on 11/28/2010
	11/26/2002	20,250	6,780 on 11/26/2010, 7,979 on 11/26/2011 and 5,491 on 11/26/2012
	12/02/2003	20,250	1,578 on 12/02/2012 and 18,672 on 12/02/2013
	11/30/2004	20,250	100% on 11/30/2014
	11/29/2005	20,250	100% on 11/29/2015
	11/28/2006	20,250	100% on 11/28/2009
Warren C. Johnson	11/28/2001	4,605	100% on 11/28/2005
	11/26/2002	20,250	176 on 11/26/2005, 7,978 on 11/26/2006, 7,978 on 11/26/2007 and 4,118 on 11/26/2008
	12/02/2003	20,250	2,451 on 12/02/2008, 5,066 on 12/02/2009, 5,065 on 12/02/2010, 5,065 on 12/02/2011 and 2,603 on 12/02/2012
	11/30/2004	20,250	1,736 on 11/30/2012, 3,568 on 11/30/2013 and 14,946 on 11/30/2014
	11/29/2005	20,250	100% on 11/29/2015
	11/28/2006	20,250	100% on 11/28/2009

2007 OPTION EXERCISES AND STOCK VESTED

The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercises of stock options during the fiscal year ended September 29, 2007.

	Option Awards
	Number of
	Shares	Value
	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)

Robert T. Brady	n/a	—
Robert R. Banta (1)	8,526	$238,377
Joe C. Green	n/a	—
Stephen A. Huckvale (2)	37,500	$1,033,425
Warren C. Johnson (3)	3,194	$107,350

(1)	The following outlines the number of options and market price of Mr. Banta’s stock option exercises in fiscal year 2007:

	Number of	Exercise	Exercise	Market	Amount
Grant Date	Options	Date	Price	Price	Realized

11/28/2001	1,000	11/29/2006	$8.82	$36.62	$27,800
11/28/2001	7,526	01/03/2007	$8.82	$36.80	$210,577

(2)	The following outlines the number of options and market price of Mr. Huckvale’s stock option exercises in fiscal year 2007:

	Number of
Grant Date	Options	Exercise Date	Exercise Price	Market Price	Amount Realized

02/11/1998	3,750	11/27/2006	$10.03	$36.58	$99,563
11/17/1998	16,875	11/27/2006	$9.19	$36.58	$462,206
05/13/1999	16,875	11/27/2006	$8.63	$36.58	$471,656

(3)	The following outlines the number of options and market price of Mr. Johnson’s stock option exercises in fiscal year 2007:

	Number of
Grant Date	Options	Exercise Date	Exercise Price	Market Price	Amount Realized

02/11/1998	3,194	06/15/2007	$10.03	$43.64	$107,350

EQUITY COMPENSATION PLAN INFORMATION

The Company maintains the 1998 Stock Option Plan and 2003 Stock Option Plan. Set forth below is information as of September 29, 2007 regarding shares of Class A Common Stock that may be issued under the plans.

Number of Securities
Remaining Available for
	Number of Securities to	Weighted-Average	Issuance Under Equity
	be Issued Upon Exercise	Exercise Price of	Compensation Plans
	of Outstanding Options,	Outstanding Options,	Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a)
	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,857,798	$21.50	272,766

PENSION BENEFITS

Moog maintains a tax-qualified defined benefit retirement plan covering most employees. The plan will be closed to new participants as of January 1, 2008 and replaced with a defined contribution plan. The qualified defined benefit plan is funded by employer contributions. Currently, all of the named executive officers participate in the Moog Inc. Employees Retirement Plan (the “Moog Retirement Plan”).

Because the Internal Revenue Code limits the benefits that may be paid from the tax-qualified plan, the Moog Inc. Supplemental Executive Retirement Plan (the “Moog SERP”) was established to provide retirees participating in the qualified plans with supplemental benefits so they will receive, in the aggregate, the benefits they would have been entitled to receive under the qualified plan had these limits not been in effect. A Rabbi Trust was established under which certain funds have been set aside to satisfy some of the obligations under the Moog SERP. If the funds in the Trust are insufficient to pay amounts payable under the Moog SERP, the Company will pay the difference.

MOOG EMPLOYEES’ RETIREMENT PLAN

Under the Company’s Employees’ Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The Employees’ Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher.

Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) from October 1, 2002 forward.

The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

The Employees Retirement Plan will be closed to new employees hired on or after January 1, 2008. New employees hired after this date will be covered under a defined contribution plan.

SUPPLEMENTAL RETIREMENT PLAN

The Company also has a Supplemental Retirement Plan (SERP) applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

The Supplemental Retirement Plan provides benefits for an eligible officer who retires at age 65 with 25 years of service. The benefit is equal to 65% of the average of the highest consecutive three-year base salary, plus the highest annual profit share paid within three years of such officer’s retirement, less any benefits payable under the Employees’ Retirement Plan and less one-half the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

A participant’s benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

The years of credited service and present value of accumulated benefits for the named executives under the Employees’ Retirement Plan and the Supplemental Retirement Plan are:

2007 PENSION BENEFITS TABLE

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (1)	Benefits ($)	Fiscal Year ($)

Robert T. Brady	Moog Retirement Plan	41.083	$1,161,712	$0
	Moog SERP	41.083	$5,153,853	$0
Robert R. Banta	Moog Retirement Plan	24.250	$708,347	$0
	Moog SERP	24.250	$3,446,365	$0
Joe C. Green	Moog Retirement Plan	41.583	$1,183,475	$0
	Moog SERP	41.583	$3,285,969	$0
Stephen A. Huckvale	Moog UK Retirement Plan	27.000	$3,666,714	$0
	Moog SERP	27.000	$137,328	$0
Warren C. Johnson	Moog Retirement Plan	24.583	$162,779	$0
	Moog SERP	24.583	$1,044,896	$0

(1)	Credited service is determined in years and months as of August 31, 2007.

Assumptions:

The “Present Value of Accumulated Benefits” is based on the same assumptions as those used for the valuation of the plan liabilities in Moog’s annual report on Form 10-K for the fiscal year ended September 29, 2007, and are calculated as of the August 31, 2007 measurement date. The assumptions made in the calculations of these amounts may be found in Note 9 to the audited financial statements in Moog’s Form 10-K.

All SERP benefits are assumed to be paid monthly in accordance with the plan document.

“Credited Service” includes only service with Moog (or certain acquired employers). In general, Moog does not grant extra years of credited service.

2007 NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in Last	Contributions in	Earnings in Last	Withdrawals/	Balance at Last
Name	Fiscal Year ($) (1)	Last Fiscal Year ($)	Fiscal Year ($)	Distributions ($)	FYE ($)

Robert T. Brady	—	—	—	—	—
Robert R. Banta	—	—	—	—	$90,013
Joe C. Green	—	—	—	—	—
Stephen A. Huckvale	—	—	—	—	—
Warren C. Johnson	—	—	—	—	—

(1)	None of the named executive officers deferred any salary in 2007. The only existing compensation deferral for any named executive officer is for Mr. Banta, who deferred his management profit share for fiscal 2005.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company has entered into Employment Termination Benefits Agreements (“Termination Agreements”) with its executive officers. These Termination Agreements cover termination as a result of death, disability, or retirement, termination for cause, voluntary and involuntary termination of employment, as well as involuntary termination after a change in control. The following is a summary of the termination benefits provided under various circumstances.

Payments Upon Death or Disability

In the event of the death of an officer, the estate or surviving spouse will receive a payment of six months salary, receive a management profit sharing payment pro-rated to the date of the officer’s death, and any unused vested vacation. A payment of approximately two times annual salary will be paid under the Company’s Group Life Insurance plan, subject to a cap of $1,046,500. The estate or surviving spouse will receive payments under the Company’s pension and 401(k) plans, and all unexpired stock options will fully vest, and the estate or surviving spouse will have one year to exercise these options.

In the event an officer becomes disabled, the officer is entitled to the same benefits, as described above, with the exception of life insurance and salary continuation. The officer also will receive payments under the Company’s disability plan.

Termination for Cause

Under the Termination Agreements, “cause” is considered a harmful act or omission constituting a willful and a continuing failure to perform material and essential employment obligations, conviction of a felony, willful perpetration of common law fraud, or any willful misconduct or bad faith omission constituting dishonesty, fraud or immoral conduct which is materially injurious to the financial condition or business reputation of the Company. In this case, the officer is entitled to all benefits vested under retirement plans, and payment of unused vested vacation. The officer is not entitled to management profit share, no severance is provided, and all stock options expire.

Voluntary Termination

When an officer voluntarily terminates employment with the Company, the officer is entitled to receive all pension benefits accrued under the Company’s pension plans up to the date of termination, and payment for all unused vested vacation. Stock options become fully vested on the day prior to the officer’s termination.

Involuntary Termination Without Cause and Involuntary Termination After a Change in Control

The termination benefits provided to an officer under the termination agreements in the case of involuntary termination without cause and in the event of involuntary termination after a change in control are identical. The officer will receive salary continuance for no less than 12 months and no more than 36 months, depending on length of service. Management profit share will be paid on a pro-rated basis for service up to the date of termination, and any unused vested vacation will be paid. The Company will pay, for one year after involuntary termination or involuntary termination after a change in control, medical, life and disability premiums on behalf of the officer, one year of auto related expenses, as well as one year of club membership dues for which reimbursement was provided by the Company. The officer is entitled to all vested benefits under the employee’s retirement plan, and the right to exercise all options within 12 months of termination. The Termination Agreements provide that an officer cannot compete with the Company during the term of the Termination Agreement, and in the event of an involuntary termination after a change in control, until the last payment of any benefits to the officer under the Termination Agreement. Each Termination Agreement also requires each officer not to disclose confidential information of the Company during the term of the Termination Agreement or thereafter.

The following table shows potential payments to the named executive officers upon disability and death, voluntary termination, involuntary termination without cause or involuntary termination following a change in control. The amounts shown assume that the termination was effective September 29, 2007, the last business day of the fiscal year. The actual amounts to be paid can only be determined at the actual time of an officer’s termination.

					Involuntary
					Termination or
					Involuntary
					Termination
				Voluntary	After a Change
Name	Type of Payment	Upon Death	Upon Disability	Termination	in Control

Robert T. Brady	Severance (1)	—	—	—	$2,561,067
	Salary Continuance (2)	$426,845	—	—	—
	Profit Share (3)	$216,057	$216,057	—	$216,057
	Medical Coverage (4)	—	—	—	$14,329
	Life Insurance (4)	—	—	—	$15,187
	Disability Coverage (4)	—	—	—	$11,361
	Professional Outplacement (4)	—	—	—	$20,000
	Club Dues & Auto Expenses (4)	—	—	—	$7,373
	Stock Options (5)	$3,969,000	$3,969,000	$3,969,000	$3,969,000
	Total	$4,611,902	$4,185,057	$3,969,000	$6,814,374

Robert R. Banta	Severance (1)	—	—	—	$1,563,027
	Salary Continuance (2)	$260,505	—	—	—
	Profit Share (3)	$131,883	$131,883	—	$131,833
	Medical Coverage (4)	—	—	—	$14,329
	Life Insurance (4)	—	—	—	$13,421
	Disability Coverage (4)	—	—	—	$6,933
	Professional Outplacement (4)	—	—	—	$20,000
	Club Dues & Auto Expenses (4)	—	—	—	$9,718
	Stock Options (5)	$2,100,679	$2,100,679	$2,100,679	$2,100,679
	Total	$2,493,067	$2,232,562	$2,100,679	$3,859,940

Joe C. Green	Severance (1)	—	—	—	$1,726,515
	Salary Continuance (2)	$287,753	—	—	—
	Profit Share (3)	$145,619	$145,619	—	$145,619
	Medical Coverage (4)	—	—	—	$14,329
	Life Insurance (4)	—	—	—	$15,187
	Disability Coverage (4)	—	—	—	$7,659
	Professional Outplacement (4)	—	—	—	$20,000
	Club Dues & Auto Expenses (4)	—	—	—	$5,524
	Stock Options (5)	$2,200,912	$2,200,912	$2,200,912	$2,200,912
	Total	$2,634,284	$2,346,531	$2,200,912	$4,135,745

Stephen A. Huckvale	Severance (1)	—	—	—	$1,574,058
	Salary Continuance (2)	$262,343	—	—	—
	Profit Share (3)	$132,783	$132,783	—	$132,783
	Medical Coverage (4)	—	—	—	$1,488
	Life Insurance (4)	—	—	—	$874
	Disability Coverage (4)	—	—	—	$5,587
	Professional Outplacement (4)	—	—	—	$20,000
	Club Dues & Auto Expenses (4)	—	—	—	$21,153
	Stock Options (5)	$3,263,751	$3,263,751	$3,263,751	$3,263,751
	Total	$3,658,877	$3,396,534	$3,263,751	$5,019,694

					Involuntary
					Termination or
					Involuntary
					Termination
				Voluntary	After a Change
Name	Type of Payment	Upon Death	Upon Disability	Termination	in Control

Warren C. Johnson	Severance (1)	—	—	—	$1,299,771
	Salary Continuance (2)	$216,629	—	—	—
	Profit Share (3)	$109,153	$109,153	—	$109,153
	Medical Coverage (4)	—	—	—	$17,938
	Life Insurance (4)	—	—	—	$1,524
	Disability Coverage (4)	—	—	—	$5,739
	Professional Outplacement (4)	—	—	—	$20,000
	Club Dues & Auto Expenses (4)	—	—	—	$2,564
	Stock Options (5)	$1,643,535	$1,643,535	$1,643,535	$1,643,535
	Total	$1,969,317	$1,752,688	$1,643,535	$3,100,224

(1)	Severance payments for all named Executive officers under an involuntary termination due to a change in control would be 36 months and is reflected in the table above. In the event of an involuntary termination (no change in control), severance payments for Mr. Brady, Banta and Green would be 36 months, for Mr. Huckvale 32 months and for Mr. Johnson 28 months.

(2)	Represents payment of Executive’s base salary for a period of six months to Executive’s widow or estate.

(3)	Management profit share is based upon a full year of service, with the amount used in the table the 2007 management profit share payment.

(4)	For purposes of determining premiums for medical, life and disability coverages, the premiums paid in 2007 are reflected and for Club dues the amount paid in fiscal 2007. Outplacement services have been estimated at $20,000. In the event of death, the estate or beneficiary of the Executive Officers will receive a life insurance payment pursuant to a plan covering all employees, subject to a cap of $1,046,500. In the event of disability, the Executive Officers are covered under a disability plan for all employees, which for Executive Officers provides up to 70% of pay until normal retirement age.

(5)	The value of in the money stock options at September 29, 2007 that vest upon the events shown. The amount was determined using the September 29, 2007 closing price multiplied by shares which can be acquired assuming all such options were exercised less the cost of the option.

DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

On November 1, 2007, the Company renewed an officers and directors indemnification insurance coverage through policies written by The Chubb Group and Hartford. The renewal was for a one-year period at an annual premium of $338,500. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

On November 30, 2004, the Board of Directors approved indemnification agreements for officers, directors and key employees, replacing a previous indemnification agreement for officers and directors established in 1987. The indemnification agreement provides that officers, directors and key employees will be indemnified for expenses, investigative costs and judgments arising from threatened, pending or completed legal proceedings. The form of the indemnification agreement was filed with the Securities and Exchange Commission on Form 8-K on December 1, 2004.

PROPOSAL 2 — APPROVAL OF MOOG INC. 2008 STOCK APPRECIATION RIGHTS PLAN

Introduction

On November 27, 2007, the Board of Directors, on the recommendation of the Executive Compensation Committee, approved the Moog Inc. 2008 Stock Appreciation Rights Plan (the “Plan”). The Plan provides for the award of stock appreciation rights (“SARs”). SARs confer a benefit based on appreciation in value of Company’s Class A common stock, and are payable in the form of shares of the Company’s Class A common stock, to non-employee directors, officers and employees of the Company and its subsidiaries.

The purpose of the Plan is to promote the long-term success of the Company and to create shareholder value by (a) encouraging non-employee directors, officers and employees performing services for the Company to focus on critical long-range objectives, (b) encouraging the attraction and retention of non-employee directors, officers and employees with exceptional qualifications, and (c) linking non-employee directors, officers and employees directly to stockholder interests through ownership of the Company. The Plan seeks to achieve this purpose by providing for awards in the form of SARs that derive value only from the appreciation in price of the Company’s stock and that are payable in shares of Company stock. The Company is requesting that shareholders consider and act upon this proposal to approve the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

The aggregate number of SARs that may be issued pursuant to the Plan is 2,000,000. On November 28, 2007, the closing price of the Company’s Class A common stock as reported on New York Stock Exchange was $44.60 per share.

Description of the 2008 SAR Plan

The following is a summary of the Plan that is qualified in its entirety by reference to the full text of the Plan attached as Appendix A to this Proxy Statement.

Plan Administration.  The Stock Option Committee of the Board of Directors has been appointed by the Board of Directors to administer the Plan. The Stock Option Committee has the authority, subject to the terms of the Plan, to determine the persons eligible to receive awards, when each award will be granted, the terms of each award, including the number of SARs granted, and to construe and interpret the terms of the Plan and awards granted under it.

Absent shareholder approval, SARs under the Plan may not be repriced.

Eligibility.  SAR awards may be granted to non-employee directors, full-time salaried officers and key employees or officer of the Company or any of its subsidiaries. As of November 28, 2007, there were approximately 110 non-employee directors, officers and employees of the Company and its subsidiaries eligible to participate in the Plan.

Shares Subject to Plan.  The aggregate number of SARs that may be issued pursuant to the Plan is 2,000,000. The shares with respect to which SARs may be granted may be authorized but unissued or authorized and issued shares held in the Company’s treasury or acquired by the Company for the purposes of the Plan. If a SAR terminates, expires, is cancelled, is forfeited, lapses for any reason, or if any SAR is settled by payment in cash, the number of shares subject to the SAR will again become available for grant under the Plan. Shares that are withheld to satisfy tax withholding obligations on exercise of a SAR will not be available for re-grant under the Plan.

SAR Awards.  The Plan only provides for awards of SARs. A SAR award will contain such terms and conditions as determined by the Stock Option Committee, subject to the terms of the Plan, including the date on which the SARs becomes exercisable and the expiration date of the SARs. The exercise price of a SAR will be equal to the fair market value of one share of Class A common stock on the date of grant. The total number of SARs awarded to any one employee during any fiscal year of the Company may not exceed 50,000 SARs.

A SAR generally entitles the participant to receive, subject to the terms of the Plan and the award agreement, the difference between the exercise price and the fair market value of a share of Class A common stock on the date of exercise of the SAR. A SAR is payable in the form of shares of Class A common stock in accordance with the terms of the Plan and the award agreement. All awards granted under the Plan will be settled in shares of Class A common stock. Fractional shares will be settled in cash.

Vesting and Term.  SARs will vest and be exercisable pursuant to the terms and conditions outlined in each participant’s individual award agreement, which will be determined by the Stock Option Committee, as administrator of the Plan. SARs will not become exercisable earlier than the first anniversary of the date of grant, and vested SAR awards will be exercisable by participants only until the tenth anniversary of the date of grant.

Termination on Death.  In the event of a participant’s death, outstanding SARs may be exercised only by the executor or administrator of the participant’s estate or by a person who acquires the right to such exercise by will or by the laws of descent and distribution.

Termination of Service.  If a participant’s service with the Company terminates for any reason other than death, disability, retirement, a change in control or cause, the participant’s vested SARs will expire on the earlier of (a) 90 days after the participant’s termination of service or (b) the expiration of the term of the SARs as outlined in the participant’s award agreement. If a participant’s service is terminated for cause, the SARs will immediately expire and become unexercisable as of the date of participant’s termination.

Change in Control.  Under the Plan, in the event of a change in control, the Stock Option Committee is authorized to take such action as it deems appropriate with respect to outstanding SARs, including without limitation, (a) termination of any SARs in exchange for the amount of cash or value of other property equal to the amount that would have been attained upon exercise of the SARs, (b) providing for the assumption of the SARs by the continuing entity, (c) adjusting the number and of shares of stock of the Company subject to outstanding awards of SARs and the terms and conditions of (including the exercise price) of outstanding SARs and SARs that may be granted in the future, (d) accelerating the exercisability or vesting of outstanding SARs or (e) providing that outstanding SARs cannot vest or be exercised after the change in control.

For the purposes of the Plan, a change in control will be deemed to occur upon any of the following events:

(1) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding securities;

(2) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board of Directors (together with any new Board members whose election by the Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Board members then still in office, who were either Board members at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

(3) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 75% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the then-outstanding securities; or

(4) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Acceleration of Vesting.  Upon the occurrence of any of the following events or circumstances, all SARs granted to a participant under the Plan will vest and become immediately exercisable: (a) death while employed by, or serving as a director of, the Company, (b) disability, (c) retirement, and (d) a change in control. Upon a participant’s termination of service due to an event described in the previous sentence, outstanding SARs may be exercised by the holder or by the legal representative of the SAR holder’s estate for a period of two years from the date of the termination, but in no event after the expiration date of the SARs. A participant’s termination will be considered due to a change in control if the participant’s termination occurs within twelve months following the change in control.

Restrictions on Transferability.  Except as otherwise provided in the award agreement or in the Stock Option Committee’s discretion in the case of transfers made to or for the benefit of immediate family members, until a SAR is exercised, none of the shares of Class A common stock that may be paid to the participant upon settlement of a SAR may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered by the participant.

Amendment and Termination of the Plan.  The Board of Directors may amend or terminate the Plan, provided that no such action may reduce a participant’s rights under any outstanding award without the participant’s consent.

Changes in Capital Structure.  In the event of any change in any shares of the outstanding Class A common stock or Class B common stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or action of like nature, the aggregate number and class of shares as to which SARs may be granted to any individual, the number and class of shares subject to each outstanding SAR and the exercise prices of SARs will be appropriately adjusted by the Stock Option Committee.

U.S. Federal Income Tax Consequences

The following is only a summary of the consequences of U.S. federal income taxation to the participants and the Company with respect to the grant and exercise of SARs under the Plan. The summary is not complete as it does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside, and is subject to change. Participants in the Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in and receiving awards under the Plan.

Generally, a participant will not recognize income upon the grant of a SAR. Instead, the holder of a SAR will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at the time of exercise over the exercise price specified in the award agreement times the number of SARs exercised. Upon a subsequent sale of the shares of Class A common stock received upon exercise, the difference between the net proceeds of sale and the fair market value of the shares on the date of exercise will generally be taxed as capital gain or loss (long-term or short-term, depending on the holding period).

The Company will generally be entitled to a tax deduction corresponding in amount and time to the participant’s recognition of ordinary income in the circumstances described above, provided, the deduction is not otherwise disallowed under the Internal Revenue Code of 1986, as amended.

AUDIT COMMITTEE REPORT

The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission, the New York Stock Exchange listing standards, and the Company’s standards for director independence. The Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert,” as defined under applicable federal law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website. The Audit Committee has sole authority to appoint, terminate or replace the Company’s independent registered public accounting firm, which reports directly to the Audit Committee.

The Audit Committee reviews the Company’s financial statements and the Company’s financial reporting process. Management has the primary responsibility for the Company’s financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

In this context, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements for the fiscal year ended September 29, 2007. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended or supplemented.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended September 29, 2007, filed with the Securities and Exchange Commission.

Kraig H. Kayser, Chair Raymond W. Boushie James L. Gray	John D. Hendrick Albert F. Myers

AUDIT FEES AND PRE-APPROVAL POLICY

The following table sets forth the fees incurred by the Company related to the services of the Company’s principal independent accountants, Ernst & Young for the fiscal years ended September 29, 2007 and September 30, 2006:

	Fiscal Year Ended	Fiscal Year Ended
	September 29, 2007	September 30, 2006

Audit Fees	$1,686,237	$1,659,315
Audit-Related Fees	64,200	33,000
Tax Fees	208,797	281,032
All Other Fees	0	0

Total	$1,959,234	$1,973,347

The Audit-Related Fees principally relate to the audits of various U.S. benefit plans, as required. Tax Fees relate to services associated with tax planning and compliance.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. None of the services described above was approved by the Audit Committee under the de minimus exception provided by SEC Regulation S-X, Rule 2-01 (c)(7)(i)(C).

PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, on recommendation of the Audit Committee, has selected Ernst & Young LLP, an independent registered public accounting firm, to continue as independent auditors of the Company for fiscal year 2008. Representatives of Ernst & Young LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as auditors for fiscal year 2008.

PROPOSALS OF SHAREHOLDERS FOR 2009 ANNUAL MEETING

To be considered for inclusion in the proxy materials for the 2009 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to August 12, 2008. Under the Company’s by-laws, if a shareholder wishes to nominate a director or bring other business before the shareholders at the 2008 Annual Meeting without having a proposal included in the proxy statement for that meeting, the shareholder must notify the Secretary of the Company in writing between September 15, 2008 and October 15, 2008, and the notice must contain the specific information required by the Company’s by-laws. A copy of the Company’s by-laws can be obtained without charge by writing Moog’s Treasurer at the Company’s East Aurora address.

Section 1.06 of the Company’s by-laws provides that proposals may be properly brought before an annual meeting by a shareholder of record (both at the time notice of the proposal is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting if the shareholder provides timely notice of the proposal to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder making a proposal at an annual meeting must be present at such meeting in person, and the business brought before an annual meeting must also be a proper matter for shareholder action under the New York Business Corporation Law.

A shareholder’s notice to the Secretary of the Company must set forth certain information regarding the shareholder and the proposal, including the name and address of the shareholder, a brief description of the business the shareholder desires to bring before the annual meeting and the reasons for conducting such business at such annual meeting, the class or series and number of shares beneficially owned by the shareholder, the names and addresses of other shareholders known to support such proposal and any material interest of the shareholder in such proposal.

Section 1.06 further provides that nominations of candidates for election as directors of the Company at any annual meeting of shareholders may be made by a shareholder of record (both at the time notice of such nomination is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting for the election of directors if the shareholder provides timely notice to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder may nominate a candidate for election as a director only as to such class of director whose election the shareholder would be entitled to vote thereon at an annual meeting of shareholders. Any shareholder who desires to make a nomination must be present in person at the annual meeting.

In addition to the information required in a notice of a proposal, a notice to the Secretary with respect to nominations must contain certain information regarding each proposed nominee for director, including, the nominee’s name, age, business and residence address, principal occupation, the class or series and number of shares of the Company beneficially owned by the nominee and a consent of the nominee to serve as a director, if elected. The notice must also provide a description of any arrangements or understandings between the nominating shareholder and each nominee and such other information concerning the nominee as required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Further information regarding proposals or nominations by shareholders can be found in Section 1.06 of the Company’s By-Laws. If the Board of Directors or a designated committee determines that any proposal or nomination was not made in a timely fashion or fails to meet the information requirements of Section 1.06 in any material respect, such proposal or nomination will not be considered.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

Copies of the 2007 Annual Report of the Company, which includes the Company’s Annual Report on Form 10-K for fiscal 2007, are being mailed to shareholders, as are this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Treasurer of the Company, East Aurora, New York 14052.

By Order of the Board of Directors

John B. Drenning, Secretary

Dated:	East Aurora, New York
December 10, 2007

EXHIBIT A

2008 STOCK APPRECIATION RIGHTS PLAN

Section 1. Purpose

Moog Inc., a New York corporation (the “Company”), establishes this Moog Inc. 2008 Stock Appreciation Rights Plan (the “Plan”) to further the Company’s growth and development by providing to non-employee directors and officers and other key employees who are in a position to contribute materially to the prosperity of the Company, through ownership of stock of the Company, an incentive to increase their interest in the Company’s welfare, to continue their services and to provide a means through which the Company can attract to its service other employees of outstanding ability. The opportunity to acquire Company stock will be provided through the grant of stock appreciation rights (“SARs”) under the Plan.

Section 2. Definitions

As used in the Plan, the following definitions apply to the terms indicated below:

a) “Award” means a grant of SARs under the Plan.

b) “Award Agreement” means the written agreement between the Company and a Participant, or other document (whether in a hard copy or in an electronic form approved by the Committee), evidencing an Award. The Committee need not require the execution of any such agreement by a Participant, in which case the acceptance of the Award by the Participant will constitute agreement to the terms of the Plan.

c) “Board” means the Board of Directors of the Company.

d) “Cause” means termination of employment of a Participant for cause, as determined under the Company’s generally applicable policies and procedures or, in the case of a Director, termination of Service as a Director under circumstances that would constitute cause if such policies and procedures were applicable.

e) “Change in Control,” will be deemed to have occurred if:

1) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) the Company, (ii) a trust described in Code Section 401(a) if it is for the benefit of the employees of the Company, or (iii) any corporation owned, directly or indirectly, by the Company or the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding securities;

2) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board (together with any new Board members whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Board members then still in office, who were either Board members at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office;

3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 75% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) acquires more than 25% of the then-outstanding securities; or

4) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

f) “Code” means the Internal Revenue Code of 1986, as amended.

g) “Committee” means the Stock Option Committee of the Board or such other committee as the Board may appoint from time to time to administer the Plan; provided, that the Committee must at all times consist of two or more persons, each of whom is a member of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined below), members of the Committee (or any subcommittee thereof) will be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) will be “outside directors” within the meaning of such section.

h) “Company Stock” or “Stock” means the Class A Common Stock, par value $1.00 per share, of the Company.

i) “Director” means a non-employee member of the Board.

j) “Disability” means the permanent and total disability of a Participant, as defined under Code Section 22(e)(3).

k) “Effective Date” The Plan will be effective as of the date it is approved by the vote of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock of the Company outstanding and entitled to vote at a meeting of stockholders.

l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

m) “Fair Market Value” means, for any particular date: (1) for any period during which the Company Stock is listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing price per share of Company Stock on such exchange or the NASDAQ official close price as of such trading day, or (2) the market price per share of Company Stock as determined in good faith by the Board in the event (1) above is not applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day will be the Fair Market Value as of the immediately preceding day on which the markets were open.

n) “Participant” means an employee or a Director of the Company to whom an Award is granted under the Plan.

o) “Retirement” means a termination of employment at a time at which a Participant (1) is eligible for and could immediately commence receipt of either early or normal retirement benefits under the Company’s defined benefit plan, or (2) would have been eligible for and could have immediately commenced receipt of either early or normal retirement benefits under the Company’s defined benefit plan had the Participant been a participant in the Company’s defined benefit plan.

p) “Rule 16b-3” means the rule thus designated under the Exchange Act.

q) “Service” means service as an employee or Director of the Company.

r) “Stock Appreciation Right,” or “SAR” means the right to receive shares of Company Stock as determined in accordance with Section 5. One SAR will equal the right to the appreciation in value of one share of Company Stock.

s) “Subsidiary” means any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50% of the combined voting power of all outstanding securities of the entity.

Section 3. Administration of the Plan

a) Powers of the Committee.  The Plan will be administered by the Committee. Subject to the provisions of the Plan, the Committee has the power to: (l) determine the individuals selected to receive Awards, the times when they receive them, the number of SARs granted under each Award, and the exercise price of each SAR; (2) interpret and construe any provision of the Plan and the terms of any Award issued under it; (3) adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate; and (4) determine whether an authorized leave of absence or absence due to military or government service will constitute termination of employment. Decisions of the Committee will be final and binding on all parties. Determinations made by the Committee under the Plan need not be uniform but may be made on an individual basis.

b) Powers of the Board.  Notwithstanding any other provision of the Plan, the Board must approve any grant of SARs to a Director and the Director must abstain from voting on the grant.

c) Delegation of Duties.  The Committee may direct appropriate officers of the Company to implement its rules, regulations and determinations and to execute and deliver on behalf of the Company such documents, forms, agreements and other instruments as are deemed by the Committee to be necessary for the administration and implementation of the Plan.

d) Adjustment of Terms.  The Committee may, in its absolute discretion, without amendment to the Plan, (1) accelerate the date on which any SAR granted under the Plan becomes exercisable, and (2) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of the SAR, provided the action does not violate Section 409A of the Code.

e) Indemnification.  No member of the Committee or the Board will be liable for any action, omission or determination relating to the Plan, and the Company will indemnify and hold harmless each member of the Committee and the Board and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, the action, omission or determination was taken or made by the member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

Section 4. Stock Subject to the Plan

a) Shares Available for SARs.  The total number of SARs that may be granted under the Plan may not exceed 2,000,000 SARs, as adjusted under Subsection (c) below. The shares with respect to which SARs may be granted may be authorized but unissued shares or authorized and issued shares held in the Company’s treasury or acquired by the Company for the purposes of the Plan.

b) Individual Limitation.  The total number of SARs awarded to any one employee during any fiscal year of the Company, may not exceed 50,000 SARs. Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 4(b) do not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

c) Adjustment for Change in Capitalization.  In the event of any change in any shares of the outstanding Class A Common Stock or Class B Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or action of like nature, the aggregate number and class of shares as to which SARs may be granted to any individual, the number and class of shares subject to each outstanding SAR, and the exercise prices of SARs will be appropriately adjusted by the Committee, whose determination shall be conclusive.

d) Other Adjustments.  In the event of any transaction or event described in Section 4(c) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or of any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, except to the extent necessary to ensure that the action does not violate Section 409A of the Code, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

1) To provide for either (i) termination of any Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the SARs or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 3(d) the Committee determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without payment) or (ii) the replacement of the Award with other rights or property selected by the Committee in its sole discretion;

2) To provide that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar SARs, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

3) To make adjustments in the number and type of shares of stock of the Company (or other securities or property) subject to outstanding Awards, and in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding SARs and rights and awards that may be granted in the future;

4) To provide that the Award will be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

5) To provide that the Award cannot vest, be exercised or become payable after such event.

e) Re-use of Shares.  To the extent that a SAR terminates, expires, is cancelled, is forfeited, or lapses for any reason, or if a SAR is settled by payment of cash, any shares of Company Stock subject to the SAR will again be available for the grant of an Award pursuant to the Plan. Shares that are withheld to satisfy tax withholding obligations on exercise of a SAR will not be available for further grants of Awards pursuant to the Plan To the extent permitted by applicable law or any exchange rule, shares of Company Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary will not be counted against shares of Company Stock available for grant pursuant to this Plan.

f) No Repricing.  Absent stockholder approval, neither the Committee nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” a SAR in the event of a decline in the price of Company Stock after the date of its initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of SARs at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Board or the Committee without approval of the stockholders of the Company.

g) No Reloading.  No SAR will provide for the automatic grant of replacement or reload SARs upon the Participant exercising the SAR and paying the withholding tax by tendering shares of Company Stock. This paragraph may not be amended, altered or repealed by the Board or the Committee without approval of the stockholders of the Company.

Section 5. Grant and Exercise of SARs

a) SAR Grants.  The Committee, in its discretion, may make grants of SARs from time to time to selected Directors, full-time salaried officers and key employees of the Company or any Subsidiary. It is intended that individual grants will be based on both a Participant’s base salary and Company performance. Notwithstanding the preceding sentence, the Committee, in its discretion, may award SARs on different terms in connection with the recruitment of an individual or as the result of a business combination or acquisition by the Company.

b) Award Agreements.  Each Award granted under the Plan will be evidenced by an Award Agreement that contains such provisions as the Committee in its sole discretion deems necessary or desirable. By accepting an Award, a Participant agrees that the Award is subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

c) Exercise Price.  The exercise price of a SAR will be the Fair Market Value of a share of Company Stock on the date of grant.

d) Benefit Upon Exercise.  The exercise of any number of vested SARs entitles the Participant to receive shares of Company Stock equal in value to the number of SARs exercised, multiplied by the difference between (i) the Fair Market Value of a share of Company Stock on the exercise date, over (ii) the exercise price of the SAR. This calculated value will be divided by the Fair Market value of a share of Company Stock on the exercise date to determine the number of shares of Company Stock that the Participant will receive on exercise, subject to any withholding of shares pursuant to Section 11(b). Fractional share amounts will be settled in cash. The Stock will be issued within one month of the date on which the SARs are exercised, subject to administrative feasibility.

e) Term and Exercise of SARS.

1) The applicable Award Agreement will specify the date or dates on which the SARs become exercisable and the expiration date of the SARs The term of a SAR may not exceed ten years from the date of the grant.

2) SARs will not become exercisable earlier than the first anniversary of the date of grant, except as provided in Section 6(b) or in connection with establishing the terms and conditions of employment of an individual necessary for the recruitment of the individual or as the result of a business combination or acquisition by the Company.

3) Unless otherwise provided in the Committee’s or the Board’s action, each vested SAR will be exercisable at any time during the term of the SAR, except that the SARs must be exercised in blocks of at least 100 SARs (unless the exercise is for the entire remaining vested portion of the Award). The partial exercise of an Award will not cause the expiration, termination or cancellation of the remaining SARs.

4) Unless the Committee determines otherwise, a SAR may be exercised by delivering notice to the Company’s principal office, to the attention of its Treasurer or Assistant Treasurer, no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice must specify the number of SARs that are being exercised, and the effective date of the proposed exercise, and must be signed by the Participant.

Section 6. Termination of Service; Acceleration of Vesting

a) Termination of Service.  If a Participant’s Service terminates for any reason other than death, Disability, Retirement, a Change in Control, or Cause the Participant’s vested SARs will expire on the earlier of:

1) the date 90 days after the Participant’s termination of Service; or

2) the expiration of the term of the SARs, as determined under Section 5(e)(1).

To the extent the SARs granted to a Participant are not exercisable at the time of the Participant’s termination of Service under this subsection, the SARs will expire at the close of business on the date of the termination. If the Participant dies after the termination of Service, but before the expiration of the Participant’s SARs, all or part of the SARs may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired the SARs directly from the Participant by beneficiary designation, bequest or inheritance, or transfer under Section 7.

b) Acceleration of Vesting.  Upon the occurrence of any of the following events or circumstances (an “Acceleration Event”), all SARs granted to a Participant under this Plan will vest and become immediately exercisable:

1) Death while employed by, or serving as a Director of, the Company;

2) Disability;

3) Retirement; and

4) A Change in Control.

c) Exercise Following Acceleration Event.  Upon a Participant’s termination of Service due to an Acceleration Event, outstanding SARs may be exercised by the holder or by the legal representative of the SAR holder’s estate for a period of two years from the date of the termination, but in no event after the expiration date of the SARs. A Participant’s termination will be considered due to a Change in Control under this section if the Participant’s termination occurs within twelve months following the Change in Control.

d) Termination for Cause.  If a Participant’s Service as an employee or Director is terminated for Cause, as to which the Committee (or the Board in the case of a Director) will be the sole and exclusive judge, the SARs will immediately expire and become unexercisable as of the commencement of business on the date of the Participant’s termination.

Section 7. Limitations on Transferability

a) General.  Except as otherwise provided below and in the Award Agreement, no SAR granted under the Plan is transferable other than by will or the laws of descent and distribution, and a SAR may be exercised, during the Participant’s lifetime, only by the Participant.

b) Discretion to Permit Certain Transfers.  Notwithstanding Subsection (a), the Committee (or the Board in the case of a SAR granted to a Director) may, in its sole discretion, authorize all or a portion of a Participant’s SARs to be granted on terms that permit the transfer to (1) a Participant’s spouse, children, grandchildren, brothers or sisters (“Immediate Family Members”), (2) a trust or trusts for the benefit of one or more of the Immediate Family Members, or (3) a partnership in which any of the Immediate Family Members are the only partners; provided, however, that (i) there may be no consideration for such transfer and the Award Agreement pursuant to which the SARs are granted must be approved by the Committee (or the Board in the case of a SAR granted to a Director) and (ii) subsequent transfers of transferred SARs are prohibited except transfers by will or the laws of descent and distribution. Following transfer, any transferred SARs will continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and the effects of termination of Service, described in Section 6, will continue to apply to the SARs with respect to the original Participant and following any such termination, transferred SARs will be exercisable by the transferee only to the extent and for the periods specified in Sections 6 and 7. Participants transferring SARs in accordance with this Section 7(b) remain subject to the withholding tax requirements of Section 11(b) with respect to the transferred SARs.

c) Transfers on Death.  Upon the death of a Participant, outstanding Awards granted to the Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who acquires the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company has been furnished with (1) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (2) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

Section 8. Limitations on Rights and Obligations; Covenants

a) Rights as a Stockholder.  No person has any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until he or she becomes the holder of record of the Stock.

b) No Special Employment Rights.  Nothing contained in the Plan or any Award Agreement confers upon any Participant any right with respect to the continuation of employment by the Company or interferes in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

c) No Right to Award.  No person has any claim or right to receive an Award under the Plan. The Committee’s granting of an Award to a Participant at any time neither requires the Committee to grant any other Award to the Participant or other person at any time nor precludes the Committee from making subsequent grants to the Participant or any other person.

d) No Obligation to Exercise.  The grant of a SAR will impose no obligation upon the Participant to exercise the SAR.

e) Employee Covenants.  As partial consideration for the grant of an Award, a Participant must agree to any nondisclosure provisions specified in or referenced in his or her Award Agreement. A Participant’s violation of such nondisclosure provisions will be grounds for the cancellation and forfeiture of the Award, in whole or in part, as the Committee, in its sole discretion, may determine.

Section 9. Securities Matters

a) Registration.  The Company is under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued under the Plan or to effect similar compliance under any state laws. Notwithstanding anything in the Plan to the contrary, the Company is not obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the securities exchange or automated quotation system on which shares of Company Stock are listed. Certificates evidencing shares of Company Stock issued under the Plan may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

b) Compliance with Laws and Regulations.  The transfer of any shares of Company Stock under the Plan will be effective only at such time as counsel to the Company has determined that the issuance and delivery of the shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the securities exchange or automated quotation system on which shares of Company Stock are listed. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock in order to allow the issuance of the shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company will inform the Participant in writing of the Committee’s decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of a SAR, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

c) Compliance with Rule 16b-3.  It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, the provision will not have effect as written and will be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Committee is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

Section 10. Amendment and Termination of the Plan

a) Term.  Unless earlier terminated by the Board, the Plan will terminate on the date that is ten years from the Effective Date, and no SARs will be granted under it thereafter. The Board may, at any time prior to that date, terminate the Plan. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

b) Amendment.  Stockholder approval of any amendment to the Plan will be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the Plan to qualify, or if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 162(m), Section 422 or Section 409A of the Code, any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization, or the New York Business Corporation Law. Except as otherwise provided in the Plan, the Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever. Nothing herein restricts the Committee’s ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan. No amendment or termination of the Plan may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

Section 11. Miscellaneous Provisions

a) SAR Date.  A SAR will be deemed to have been granted on the date fixed in the resolution of the Committee (or the Board in the case of a SAR granted to a Director) authorizing the granting of the SAR, provided such date is not prior to the date of the adoption of the resolution. If no date is fixed by the resolution, the SAR will be deemed to have been granted on the date of adoption of the resolution.

b) Withholding Taxes.  The Company will be entitled to deduct from any payment under the Plan, regardless of the form of the payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to the payment or may require the Participant to pay such amounts to the Company in cash prior to and as a condition of making the payment. The Committee (or the Board in the case of a SAR granted to a Director) may allow a Participant to satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld or by permitting the Participant to deliver to the Company shares of Common Stock having a Fair Market Value equal to the amount required to be withheld. Fractional share amounts will be settled in cash. A withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award. Any tax withholding above the minimum amount of tax required to be withheld must be paid in cash by the Participant.

c) Expenses and Receipts.  The expenses of the Plan will be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

d) Failure to Comply.  In addition to the remedies of the Company elsewhere provided for in the Plan, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless the failure is remedied by the Participant (or beneficiary) within ten days after notice of the failure by the Committee, will be grounds for the cancellation and forfeiture of the Award, in whole or in part, as the Committee, in its sole discretion, may determine.

e) Applicable Law.  Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflicts of laws thereunder.

MOOG
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on January 9, 2008 to be counted in the final tabulation.
If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

è

Proxy card must be signed and dated below.
ê  Please fold and detach card at perforation before mailing.  ê

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CLASS A SHARES
The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 9, 2008 at 9:15 a.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.
It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

Dated:

Signature

Signature if held jointly
Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!
If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê  Please fold and detach card at perforation before mailing.   ê

Moog Inc.	Class A Shares Proxy
THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	Election of Director.
CLASS A DIRECTOR – TERM EXPIRING IN 2011
             (1)   Robert T. Brady
             ❑   FOR the nominee listed above                      ❑   WITHHOLD AUTHORITY to vote for the nominee listed above
2.	Approval of the 2008 Stock Appreciation Rights Plan.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
3.	Ratification of Ernst & Young LLP as auditors for the year 2008.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
(Continued, and to be signed, on the reverse side)

MOOG
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on January 7, 2008 to be counted in the final tabulation.
If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

è

Proxy card must be signed and dated below.
ê  Please fold and detach card at perforation before mailing.  ê

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CLASS A SHARES
The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 9, 2008 at 9:15 a.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

Dated:

Signature

Signature if held jointly
Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!
If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê  Please fold and detach card at perforation before mailing.   ê

Moog Inc.	Class A Shares Proxy
THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	Election of Director.
CLASS A DIRECTOR – TERM EXPIRING IN 2011
             (1)   Robert T. Brady
             ❑   FOR the nominee listed above                      ❑   WITHHOLD AUTHORITY to vote for the nominee listed above
2.	Approval of the 2008 Stock Appreciation Rights Plan.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
3.	Ratification of Ernst & Young LLP as auditors for the year 2008.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
(Continued, and to be signed, on the reverse side)

MOOG
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on January 7, 2008 to be counted in the final tabulation.
If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

è

Proxy card must be signed and dated below.
ê  Please fold and detach card at perforation before mailing.  ê

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CLASS B SHARES
The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 9, 2008 at 9:15 a.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

Dated:

Signature

Signature if held jointly
Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!
If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê  Please fold and detach card at perforation before mailing.   ê

Moog Inc.	Class B Shares Proxy
THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY THE INVESTMENT COMMITTEE OF THE PLAN. YOUR VOTE WILL BE KEPT CONFIDENTIAL.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	Election of Directors.
CLASS B DIRECTORS – TERMS EXPIRING IN 2011
              (1)   Joe C. Green                       (2)   Raymond W. Boushie
             ❑   FOR all nominees listed above                      ❑   WITHHOLD AUTHORITY
                   (except as marked to the contrary below)               to vote for all nominees listed above
INSTRUCTIONS: To withhold authority to vote for any nominee, write the nominee’s name on the line below:

2.	Approval of the 2008 Stock Appreciation Rights Plan.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
3.	Ratification of Ernst & Young LLP as auditors for the year 2008.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
(Continued, and to be signed, on the reverse side)

MOOG
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on January 9, 2008 to be counted in the final tabulation.
If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

è

Proxy card must be signed and dated below.
ê  Please fold and detach card at perforation before mailing.  ê

MOOG INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CLASS B SHARES
The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 9, 2008 at 9:15 a.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.
It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

Dated:

Signature

Signature if held jointly
Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!
If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê  Please fold and detach card at perforation before mailing.   ê

Moog Inc.	Class B Shares Proxy
THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	Election of Directors.
CLASS B DIRECTORS – TERMS EXPIRING IN 2011
              (1)   Joe C. Green                       (2)   Raymond W. Boushie
             ❑   FOR all nominees listed above                      ❑   WITHHOLD AUTHORITY
                   (except as marked to the contrary below)               to vote for all nominees listed above
INSTRUCTIONS: To withhold authority to vote for any nominee, write the nominee’s name on the line below:

2.	Approval of the 2008 Stock Appreciation Rights Plan.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
3.	Ratification of Ernst & Young LLP as auditors for the year 2008.
             ❑   FOR                            ❑   AGAINST                            ❑   ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
(Continued, and to be signed, on the reverse side)